 Exhibit (a)(1)(viii)
Amended Letter of Transmittal
For Tender of Shares of Common Stock of
The Howard Hughes Corporation
At a Purchase Price Not Greater than $70.00 Nor Less than $61.00 per Common Share
Pursuant to the Offer to Purchase Dated October 14, 2022, as Amended and
Supplemented by the Amendment and Supplement to the Offer to Purchase Dated
November 11, 2022
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF NOVEMBER 28, 2022, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS THEY MAY BE EXTENDED, THE “EXPIRATION DATE”).
The undersigned represents that I (we) have full authority to tender without restriction the shares listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, $0.01 par value per share (each, a “Common Share”), of The Howard Hughes Corporation, a Delaware corporation (the “Company”), tendered pursuant to this Amended Letter of Transmittal, for purchase by Pershing Square, L.P., a Delaware limited partnership (“PS”), Pershing Square International, Ltd., a Cayman Islands exempted company (“PS International”), and Pershing Square Holdings, Ltd., a limited liability company incorporated in Guernsey (“PSH” and together with PS and PS International, the “Purchasers”) at a price not greater than $70.00 nor less than $61.00 per Common Share (the “Purchase Price”), net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions in the Offer to Purchase, dated October 14, 2022 (as amended or supplemented from time to time, including by the Amendment and Supplement to the Offer to Purchase, dated November 11, 2022, the “Offer to Purchase” and, together with this Amended Letter of Transmittal, as they may be further amended or supplemented from time to time, the “Offer”). If the Purchasers accept any Common Shares for purchase pursuant to the Offer, PS, PS International and PSH will purchase approximately 7.47%, 2.27% and 90.26%, respectively, of those Common Shares and their purchase obligation will be several in accordance with those percentages and not joint.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.
Mail or deliver this Amended Letter of Transmittal, together with the certificate(s) representing your Common Shares, to:
By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021

Pursuant to the Offer to Purchase up to 6,340,000 Common Shares, the undersigned tenders the following shares of the Company and if applicable, encloses certificates representing such shares:
DESCRIPTION OF COMMON SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) AND/OR ACCOUNT STATEMENT(S)) Please make any address correction below		COMMON SHARES TENDERED (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
☐ indicates permanent address change	Certificate Number(s) and/or indicate Book-Entry	Total Number of Common Shares Represented by Certificate(s)(1)	Total Number of Common Shares Tendered(2)(3)

Total Common Shares Tendered

(1)
Need not be completed by holders tendering by book-entry transfer.

(2)
If Common Shares are held in book-entry form, you MUST indicate the number of Common Shares you are tendering. Otherwise, all Common Shares represented by book-entry delivered to the Depositary Agent will be deemed to have been tendered.

(3)
If you wish to tender fewer than all shares represented by any certificate listed above, please indicate in this column the number of Common Shares you wish to tender. Otherwise, all Common Shares represented by share certificates delivered to the Depositary Agent will be deemed to have been tendered. See Instruction 4.

☐
Lost Certificates.   I have lost my certificate(s) for Common Shares and I require assistance in replacing the Common Shares (See Instruction 12).

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR COMMON SHARES TO COMPUTERSHARE TRUST COMPANY, N.A., THE DEPOSITARY FOR THE OFFER (THE “DEPOSITARY”), AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE PURCHASERS, PERSHING SQUARE CAPITAL MANAGEMENT, L.P., PS MANAGEMENT GP, LLC, WILLIAM A. ACKMAN (TOGETHER WITH THE PURCHASERS, THE “PERSHING SQUARE PERSONS”), D.F. KING & CO., INC., THE INFORMATION AGENT FOR THE OFFER (THE “INFORMATION AGENT”), OR JEFFERIES LLC, THE DEALER MANAGER FOR THE OFFER (THE “DEALER MANAGER”), WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.
READ THE INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THIS LETTER OF TRANSMITTAL.

Indicate below the order (by certificate number) in which Common Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all Common Shares tendered are purchased due to proration, Common Shares will be selected for purchase by the Depositary. See Instruction 13.
1st:	2nd:	3rd:
4th:	5th:
YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE IRS FORM W-9 PROVIDED BELOW OR APPROPRIATE IRS FORM W-8.
This Amended Letter of Transmittal is to be used either if you hold certificates for Common Shares, or your Common Shares are held in book entry form on the records of the Depositary or, unless an Agent’s Message (defined below) is utilized, if delivery of Common Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company, which is referred to as the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Tendering stockholders must deliver either the certificates for, or timely confirmation of book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Common Shares and all other documents required by this Amended Letter of Transmittal to the Depositary by 12:00 Midnight, New York City time, at the end of November 28, 2022 (as this time may be extended at any time or from time to time by the Purchasers in their sole discretion in accordance with the terms of the Offer). See Section 13 of the Offer to Purchase. Tendering stockholders whose certificates for Common Shares are not immediately available or who cannot deliver either the certificates for, or timely confirmation of book-entry in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Common Shares and all other documents required by this Amended Letter of Transmittal to the Depositary by the time provided immediately above must tender their Common Shares in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.
Your attention is directed in particular to the following:
1.   If you want to retain the Common Shares you own, you do not need to take any action.
2.   If you want to participate in the Offer and wish to maximize the chance that the Purchasers will accept for payment Common Shares you are tendering by this Amended Letter of Transmittal, you should check the box marked “Common Shares Tendered At Price Determined Under The Offer” below and complete the other portions of this Amended Letter of Transmittal as appropriate. You should understand that this election may effectively lower the Purchase Price and could result in your Common Shares being purchased at the minimum price of $61.00 per Common Share, a price that could be below the last reported sale price of the Common Shares on the New York Stock Exchange (“NYSE”) on the Expiration Date.
3.   If you wish to select a specific price at which you will be tendering your Common Shares, you should select one of the boxes in the section captioned “Common Shares Tendered At Price Determined By Stockholder” below and complete the other portions of this Amended Letter of Transmittal as appropriate.

PRICE (IN DOLLARS) PER COMMON SHARE AT WHICH COMMON SHARES ARE BEING TENDERED
(See Instruction 5)
THE UNDERSIGNED IS TENDERING COMMON SHARES AS FOLLOWS
(CHECK ONLY ONE BOX UNDER (1) OR (2) BELOW).
1.
COMMON SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Common Shares Tendered At Price Determined By Stockholder,” the undersigned hereby tenders Common Shares at the purchase price as shall be determined by the Purchasers in accordance with the terms of the Offer.
☐
The undersigned wants to maximize the chance that the Purchasers will accept for payment all of the Common Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders Common Shares at, and is willing to accept, the purchase price determined by the Purchasers in accordance with the terms of the Offer. The undersigned understands that this action will result in the undersigned’s Common Shares being deemed to be tendered at the minimum price of $61.00 per Common Share for purposes of determining the Purchase Price. This may effectively lower the Purchase Price and could result in the undersigned receiving a price as low as $61.00 per Common Share.

2.
COMMON SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

By checking ONE of the following boxes INSTEAD OF THE BOX UNDER “Common Shares Tendered At Price Determined Under The Offer,” the undersigned hereby tenders Common Shares at the price checked. The undersigned understands that this action could result in the Purchasers purchasing none of the Common Shares tendered hereby if the purchase price determined by the Purchasers for the Common Shares is less than the price checked below.
☐ $61.00	☐ $62.50	☐ $64.00	☐ $65.50	☐ $67.00	☐ $68.50	☐ $70.00
☐ $61.25	☐ $62.75	☐ $64.25	☐ $65.75	☐ $67.25	☐ $68.75
☐ $61.50	☐ $63.00	☐ $64.50	☐ $66.00	☐ $67.50	☐ $69.00
☐ $61.75	☐ $63.25	☐ $64.75	☐ $66.25	☐ $67.75	☐ $69.25
☐ $62.00	☐ $63.50	☐ $65.00	☐ $66.50	☐ $68.00	☐ $69.50
☐ $62.25	☐ $63.75	☐ $65.25	☐ $66.75	☐ $68.25	☐ $69.75
CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF COMMON SHARES.
A STOCKHOLDER DESIRING TO TENDER COMMON SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH COMMON SHARES ARE TENDERED. THE SAME COMMON SHARES CANNOT BE TENDERED, UNLESS PREVIOUSLY PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE, AT MORE THAN ONE PRICE.
LOST OR DESTROYED CERTIFICATE(S)
IF ANY STOCK CERTIFICATE REPRESENTING COMMON SHARES THAT YOU OWN HAS BEEN LOST, STOLEN OR DESTROYED, PLEASE CONTACT THE DEPOSITARY AT (800) 522-6645 PROMPTLY TO OBTAIN INSTRUCTIONS AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CERTIFICATE. THIS AMENDED LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST OR DESTROYED CERTIFICATES HAVE BEEN FOLLOWED. PLEASE CONTACT THE DEPOSITARY IMMEDIATELY TO PERMIT TIMELY PROCESSING OF THE REPLACEMENT DOCUMENTATION. SEE INSTRUCTION 12.

NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
The undersigned hereby tenders to Pershing Square, L.P., a Delaware limited partnership (“PS”), Pershing Square International, Ltd., a Cayman Islands exempted company (“PS International”), and Pershing Square Holdings, Ltd., a limited liability company incorporated in Guernsey (“PSH” and together with PS and PS International, the “Purchasers”), the above-described shares of The Howard Hughes Corporation’s common stock, par value $0.01 per share (the “Common Shares”), at the price per Common Share indicated in this Amended Letter of Transmittal, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Purchasers’ Offer to Purchase dated October 14, 2022 (as amended or supplemented from time to time, including by the Amendment and Supplement to the Offer to Purchase, dated November 11, 2022, the “Offer to Purchase”) and this Amended Letter of Transmittal (which together, as they may be further amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.
Subject to and effective on acceptance for payment of, and payment for, the Common Shares tendered with this Amended Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchasers, all right, title and interest in and to all the Common Shares that are being tendered and irrevocably constitutes and appoints Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Common Shares, to (a) deliver certificates for such tendered Common Shares or transfer ownership of such tendered Common Shares on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchasers upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered Common Shares, (b) present such tendered Common Shares for transfer on books of The Howard Hughes Corporation and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Common Shares, all in accordance with the terms of the Offer.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Common Shares and, when the same are accepted for payment, the Purchasers will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Common Shares, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or the Purchasers, execute any additional documents deemed by the Depositary or the Purchasers to be necessary or desirable to complete the sale, assignment and transfer of the tendered Common Shares (and any and all such other Common Shares or other securities or rights), all in accordance with the terms of the Offer.
All authority conferred or agreed to be conferred pursuant to this Amended Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that:
1.   the valid tender of Common Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Amended Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; the Purchasers’ acceptance of the tendered Common Shares will constitute a binding agreement between the undersigned and the Purchasers on the terms and subject to the conditions of the Offer;
2.   it is a violation of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Common Shares for such person’s own account unless, at the time of tender and at the Expiration Date, the person so tendering (1) has a “net long position” equal to or greater than the amount of Common Shares tendered in (a) Common Shares or (b) (i) other securities immediately convertible into, or exchangeable or exercisable for, Common Shares or (ii) any other right or option (other than a standardized call option) that entitles the holder thereof to acquire Common Shares, but only if the holder thereof reasonably believes that the maker or writer of the right or option has title to and possession of the Common Shares and upon exercise will promptly deliver the Common Shares (“Equivalent Securities”) and, upon acceptance of the tender, will acquire the Common Shares by conversion, exchange or exercise of such Equivalent Securities and (2) will deliver or cause to be delivered the Common Shares in accordance with the terms of the Offer.
Exchange Act Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Common Shares made pursuant to any method of delivery set forth in this Amended Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to the Purchasers that (y) such stockholder has a “net long position” in Common Shares or Equivalent Securities being tendered within the meaning of Exchange Act Rule 14e-4, and (z) such tender of Common Shares complies with Exchange Act Rule 14e-4. The Purchasers’ acceptance for payment of Common Shares tendered pursuant to the Offer will constitute a binding agreement between the tendering stockholder and the Purchasers upon the terms and subject to the conditions of the Offer;
3.   the Purchasers will, upon the terms and subject to the conditions of the Offer, determine the Purchase Price, not greater than $70.00 nor less than $61.00 per Common Share, which will be the lowest single purchase price within that range that will allow the Purchasers to purchase 6,340,000 Common Shares (or, if fewer than 6,340,000 Common Shares are properly tendered and not properly withdrawn, all Common Shares properly tendered and not properly withdrawn);
4.   the Purchasers reserve the right, in their sole discretion, to increase or decrease the per Common Share purchase price range and to increase or decrease the number of Common Shares sought in the Offer. In accordance with the rules of the Securities and Exchange Commission, the Purchasers may increase the number of Common Shares accepted for payment in the Offer by no more than 2% of the outstanding Common Shares without amending or extending the Offer;
5.   Common Shares properly tendered prior to the Expiration Date at or below the Purchase Price and not properly withdrawn will be purchased in the Offer at the Purchase Price, upon the terms and subject to the conditions of the Offer;
6.   the Purchasers will return at their expense all Common Shares the Purchasers do not purchase, including Common Shares tendered at prices greater than the Purchase Price and not properly withdrawn and Common Shares not purchased because of proration, promptly following the Expiration Date;
7.   under the circumstances set forth in the Offer to Purchase, the Purchasers expressly reserve the right, in their sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 6 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Common Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Common Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Common Shares;
8.   stockholders who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Common Shares by properly completing, duly executing and delivering the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;
9.   the Purchasers have advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Common Shares pursuant to the Offer; and

10.   THE PURCHASERS ARE NOT AWARE OF ANY JURISDICTION WHERE THE MAKING OF THE OFFER IS NOT IN COMPLIANCE WITH APPLICABLE LAW. IF THE PURCHASERS BECOME AWARE OF ANY JURISDICTION WHERE THE MAKING OF THE OFFER OR THE ACCEPTANCE OF COMMON SHARES PURSUANT TO THE OFFER IS NOT IN COMPLIANCE WITH ANY APPLICABLE LAW, THE PURCHASERS WILL MAKE A GOOD FAITH EFFORT TO COMPLY WITH THE APPLICABLE LAW. IF, AFTER A GOOD FAITH EFFORT, THE PURCHASERS CANNOT COMPLY WITH THE APPLICABLE LAW, THE OFFER WILL NOT BE MADE TO THE HOLDERS OF COMMON SHARES RESIDING IN THAT JURISDICTION. IN MAKING THE OFFER, THE PURCHASERS WILL COMPLY WITH THE REQUIREMENTS OF RULE 14D-10 PROMULGATED UNDER THE EXCHANGE ACT.
The undersigned agrees to all of the terms and conditions of the Offer.
Unless otherwise indicated below in the section captioned “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for Common Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Common Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for Common Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Common Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for Common Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to Common Shares for which Special Payment Instructions have been given. The undersigned recognizes that the Purchasers have no obligation pursuant to the “Special Payment Instructions” to transfer any Common Shares from the name of the registered holder(s) thereof if the Purchasers do not accept for payment any of the Common Shares.
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for the aggregate Purchase Price of Common Shares purchased and/or certificates for Common Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature.
Mail:
Name:	(please print)
Address:

(please include Zip Code)

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
To be completed ONLY if the check for payment of the purchase price of Common Shares accepted for payment and/or certificates for Common Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue:
Name:	(please print)
Address:

(please include Zip Code)
DESIGNATION OF SOLICITING BROKER (See Instructions 14)
To be completed only if you wish to designate a broker as eligible to receive a Soliciting Dealer Fee.
Name of Soliciting Broker:	(please print)
Address of Soliciting Broker:

(please include Zip Code)
IMPORTANT: STOCKHOLDERS SIGN HERE
(also please complete IRS Form W-9 below or appropriate IRS Form W-8)
Signature(s) of Owner(s):

Dated:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of stock certificate(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 6).
Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Complete accompanying IRS Form W-9 or appropriate IRS Form W-8.

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 6)
Name of Firm:

(Include Zip Code)
Authorized Signature:

Name:

(Please Type or Print)
Area Code and Telephone Number:

Dated:
NOTE: A notarization by a notary public is not acceptable.
PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.   No signature guarantee is required on this Amended Letter of Transmittal if (a) this Amended Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the Book-Entry Transfer Facility’s system whose name appears on a security position listing as the owner of the Common Shares) of Common Shares tendered herewith, unless such registered holder(s) has (have) completed the section captioned “Special Payment Instructions” on this Amended Letter of Transmittal or (b) such Common Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a medallion program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as the term is defined in Exchange Act Rule 17Ad-15, each of the foregoing constituting an “Eligible Institution.” In all other cases, all signatures on this Amended Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6. If you have any questions regarding the need for a signature guarantee, please call the Information Agent at (800) 848-3402.
2.   Requirements of Tender.   This Amended Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith, shares are held in book-entry form on the records of the Depositary or, unless an Agent’s Message is utilized, if delivery of Common Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a stockholder to validly tender Common Shares pursuant to the Offer, the holder must follow one of the following procedures:
•
For Common Shares held as physical certificates, an Amended Letter of Transmittal, properly completed and duly executed, and the certificate(s) representing the tendered Common Shares, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Amended Letter of Transmittal prior to the Expiration Date.

•
For Common Shares held in book-entry form, an Amended Letter of Transmittal (or facsimile of the Amended Letter of Transmittal), properly completed and duly executed, or an Agent’s Message in lieu of this Amended Letter of Transmittal, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Amended Letter of Transmittal prior to the Expiration Date and such Common Shares must be delivered pursuant to the procedures for book-entry transfer set forth in this Amended Letter of Transmittal (and a book-entry confirmation must be received by the Depositary) prior to the Expiration Date.

•
Alternatively, the stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

Stockholders whose certificates for Common Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Common Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchasers, must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Common Shares in proper form for transfer (or a book-entry confirmation with respect to all such Common Shares), together with an Amended Letter of Transmittal (or facsimile of the Amended Letter of Transmittal), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Depositary, in each case by 5:00 p.m., New York City time, within two trading days following the Expiration Date as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the New York Stock Exchange is open for business. The term “Agent’s Message” means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Common Shares that such participant has received and agrees to be bound by the terms of the Amended Letter of Transmittal and that the Purchasers may enforce such agreement against the participant.
Tenders of Common Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If the Purchasers extend the Offer beyond that time, tendered Common Shares may be withdrawn at any time until the extended Expiration Date. Common Shares that have not previously been accepted by the Purchasers for payment may be withdrawn at any time after 12:00 Midnight, New York City time, at the end of December 12, 2022. To withdraw tendered Common Shares, stockholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Amended Letter of Transmittal. Any notice of withdrawal must specify the name of the tendering stockholder, the number of Common Shares to be withdrawn, and the name of the registered holder of the Common Shares. In addition, if the certificates for Common Shares to be withdrawn have been delivered or otherwise identified to the Depositary, then, before the release of the certificates, the tendering stockholder must also submit the serial numbers shown on the particular certificates for Common Shares to be withdrawn. If Common Shares have been tendered pursuant to the procedures for book-entry transfer, the notice of withdrawal also must specify the name and the number of the account at Book-Entry Transfer Facility to be credited with the withdrawn Common Shares and otherwise comply with the procedures of that facility. Withdrawals may not be rescinded and any Common Shares withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn Common Shares are properly re-tendered prior to the Expiration Date by following the procedures described above.
THE METHOD OF DELIVERY OF COMMON SHARES, THIS AMENDED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. COMMON SHARES, THIS AMENDED LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF YOU ELECT TO DELIVER BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.
Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional Common Shares will be purchased. All tendering stockholders, by execution of this Amended Letter of Transmittal (or a facsimile of this Amended Letter of Transmittal), waive any right to receive any notice of the acceptance for payment of their Common Shares.
3.   Inadequate Space.   If the space provided in this Amended Letter of Transmittal is inadequate, the number of Common Shares and/or the certificate numbers should be listed on a separate signed schedule attached hereto.
4.   Partial Tenders.   If fewer than all of the Common Shares represented by any certificate or shares held in book-entry on the records of the Depositary submitted to the Depositary are to be tendered, fill in the number of Common Shares that are to be tendered in the box entitled “Description of Common Shares Tendered.” In such case, a Direct Registration Book Entry Statement for the remainder of Common Shares represented by the old certificate will be issued and sent to the person(s) signing this Amended Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. You MUST indicate the number of shares you are tendering. Otherwise, all shares represented by certificate(s) or book-entry delivered to the Depositary Agent will be deemed to have been tendered.
5.   Indication of Price at Which Common Shares are Being Tendered.   For Common Shares to be properly tendered, the stockholder MUST either (1) check the box in the section captioned “Common Shares Tendered At Price Determined Under The Offer” in order to maximize the chance of having the Purchasers accept for payment all of the Common Shares tendered (subject to the possibility of proration) or (2) check the box indicating the price per Common Share at which such stockholder is tendering Common Shares under “Common Shares Tendered At Price Determined by Stockholder.” Selecting option (1) could result in the stockholder receiving a price per Common Share as low as $61.00. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS

CHECKED, THERE IS NO PROPER TENDER OF COMMON SHARES. A STOCKHOLDER WISHING TO TENDER PORTIONS OF SUCH STOCKHOLDER’S COMMON SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE AMENDED LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH STOCKHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH STOCKHOLDER’S COMMON SHARES. The same Common Shares cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.
6.   Signatures on Amended Letter of Transmittal, Stock Powers and Endorsements.   If this Amended Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change or alteration whatsoever.
If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Amended Letter of Transmittal.
If any Common Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
If this Amended Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he, she or they should so indicate when signing and submit proper evidence satisfactory to the Purchasers of his, her or their authority to so act.
If this Amended Letter of Transmittal is signed by the registered owner(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for Common Shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.
If this Amended Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares tendered hereby, the certificate(s) representing such Common Shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.
7.   Stock Transfer Taxes.   The Purchasers will pay any stock transfer taxes with respect to the transfer and sale of Common Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Common Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if Common Shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Amended Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Amended Letter of Transmittal.
Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Amended Letter of Transmittal.
8.   Special Payment and Delivery Instructions.   If a check for the purchase price of any Common Shares accepted for payment is to be issued in the name of, and/or certificates for any Common Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Amended Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Amended Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Amended Letter of Transmittal should be completed.
9.   Waiver of Conditions; Irregularities.   All questions as to the number of Common Shares to be accepted, the purchase price to be paid for Common Shares to be accepted, the validity, form, eligibility

(including time of receipt) and acceptance for payment of any tender of Common Shares and the validity (including time of receipt) and form of any notice of withdrawal of tendered Common Shares will be determined by the Purchasers, in their sole discretion, and such determination will be final and binding on all parties, subject to a stockholder’s right to challenge the Purchasers’ determination in a court of competent jurisdiction. The Purchasers may delegate power in whole or in part to the Depositary. The Purchasers reserve the absolute right to reject any or all tenders of any Common Shares that the Purchasers determine are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Purchasers’ counsel, be unlawful. The Purchasers reserve the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Purchasers also reserve the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer on or prior to the Expiration Date, or any defect or irregularity in any tender or withdrawal with respect to any particular Common Shares or any particular stockholder (whether or not the Purchasers waive similar defects or irregularities in the case of other stockholders), and the Purchasers’ interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to a stockholder’s right to challenge the Purchasers’ determination in a court of competent jurisdiction. No tender or withdrawal of Common Shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by the Purchasers. The Purchasers will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Common Shares. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Purchasers determine. None of the Pershing Square Persons, the Information Agent, the Dealer Manager, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.
10.   Backup Withholding.   In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering Common Shares in the Offer must (a) qualify for an exemption, as described below, or (b) provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on IRS Form W-9, a copy of which is included with this Amended Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (x) the U.S. Holder is exempt from backup withholding, (y) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (z) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. person (including a U.S. resident alien). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, the IRS may impose a certain penalties on such U.S. Holder and payment of cash to such U.S. Holder pursuant to the Offer may be subject to backup withholding at the applicable statutory rate (currently 24%).
A “U.S. Holder” is any stockholder that for U.S. federal income tax purposes is (i) an individual who is a citizen or resident of the United States, (ii) a domestic corporation (including an entity taxable as a corporation) or partnership or of any political subdivision thereof, (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (y) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.
Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.
A tendering U.S. Holder is required to give the Depositary or other applicable withholding agent the TIN of the record owner of the Common Shares being tendered. If the Common Shares are held in more than one name or are not in the name of the actual owner, consult the instructions to the enclosed IRS Form W-9 for guidance on which number to report.

If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the IRS Form W-9. Writing “Applied For” means that a U.S. Holder has already applied for a TIN or that such U.S. Holder intends to apply for one soon. Notwithstanding that the U.S. Holder has written “Applied For” in Part I, the Depositary will withhold the applicable statutory rate (currently 24%) on all payments made prior to the time a properly certified TIN is provided to the Depositary.
Some stockholders are exempt from information reporting and backup withholding. To prevent possible erroneous backup withholding, exempt stockholders should consult the instructions to the enclosed IRS Form W-9 for additional guidance.
Non-U.S. Holders (as defined in Section 12 of the Offer to Purchase) should complete and sign the main signature form and IRS Form W-8BEN or W-8BEN-E (or other applicable IRS Form W-8) in order to avoid backup withholding. A copy of the appropriate IRS Form W-8 may be obtained from the IRS website (www.irs.gov). A disregarded domestic entity that has a foreign owner must use the appropriate IRS Form W-8, and not the IRS Form W-9. See the instructions to the enclosed IRS Form W-9 for more instructions.
11.   Requests for Assistance or Additional Copies.   If you have questions or need assistance, you should contact the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth on the back cover of this Amended Letter of Transmittal. If you require additional copies of the Offer to Purchase, this Amended Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Purchasers’ expense.
12.   Lost, Destroyed or Stolen Certificates.   If any certificate representing Common Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary at the toll-free number (800) 522-6645. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Amended Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.
13.   Order of Purchase in Event of Proration.   As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Common Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the Common Shares purchased. See Sections 1 and 12 of the Offer to Purchase.
14.   Soliciting Dealer Fee.   If the Offer is successfully completed, the Purchasers will pay to brokers for any tender of Common Shares by a tendering stockholder that are purchased by the Purchasers an aggregate fee of $0.05 per Common Share (the “Soliciting Dealer Fee”), if such broker is appropriately designated by their clients to receive such a fee. In order to be eligible to receive the Soliciting Dealer Fee, a properly completed Soliciting Dealer Form on Annex B of the Offer to Purchase must be returned to the Depositary prior to the Expiration Date. The Purchasers shall, in their sole discretion, determine whether a broker has satisfied the criteria for receiving a Soliciting Dealer Fee (including, without limitation, the submission of the Soliciting Dealer Form and appropriate documentation without defects or irregularities and in respect of bona fide tenders).
In order to qualify for the Soliciting Dealer Fee, a broker must be either (i) a broker or dealer in securities which is a member of any national securities exchange in the United States or of FINRA or (ii) a bank or trust company located in the United States.
A broker is not entitled to a Soliciting Dealer Fee:
•
with respect to the Common Shares beneficially owned by the broker or any of its affiliates;

•
with respect to the Common Shares that are registered in the name of the broker, unless those the Common Shares are held by the broker as a nominee and are tendered on behalf of the beneficial owner of those Common Shares;

•
with respect to the Common Shares tendered by the holder of record, for the account of that holder, unless the tendering holder designates the broker for this purpose in the Amended Letter of Transmittal or the Letter to Clients; or

•
with respect to the Common Shares that for any reason are not accepted for payment and purchased pursuant to the Offer.

Soliciting brokers should take care to ensure that proper records are kept to document their eligibility to receive any Soliciting Dealer Fee. The Purchasers, the Depositary and the Information Agent reserve the right to require additional information at their discretion, as deemed warranted.
IMPORTANT:   THIS AMENDED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE OF THIS AMENDED LETTER OF TRANSMITTAL), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED COMMON SHARES MUST BE RECEIVED BY THE DEPOSITARY OR COMMON SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.
Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. Requests for additional copies of the Offer to Purchase, this Amended Letter of Transmittal, the Notice of Guaranteed Delivery or related documents may be directed to the Information Agent at its telephone numbers or address set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Depositary for the Offer is:
By Mail:	By Overnight Courier:
Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, Rhode Island 02940	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, Massachusetts 02021
The Information Agent for the Offer is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Shareholders Call Toll Free: (800) 848-3402
Banks and Brokers Call: (212) 269-5550
The Dealer Manager for the Offer is:
Jefferies LLC
520 Madison Avenue
New York, NY 10022
Toll Free: (877) 821-7388

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X

Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page **5**

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.